                                                                   Exhibit 3.214

Prescribed by:
Bob Taft, Secretary of State
30 East Broad Street, 14th Floor
Columbus, Ohio  43266-0418
Form ARF (December 1990)

                            ARTICLES OF INCORPORATION

                  (Under Chapter 1701 of the Ohio Revised Code)
                               Profit Corporation

      The undersigned, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Ohio Revised Code, do hereby state the following:

      FIRST. The name of said corporation shall be EmCare of Ohio, Inc.

      SECOND. The place in Ohio where its principal office is to be located is Marion, Marion County, Ohio.

      THIRD. The purpose(s) for which this corporation is formed is:

transact any lawful business for which corporations may be organized pursuant to the provisions of the Ohio General Corporation Law.

      FOURTH. The number of shares which the corporation is authorized to have outstanding is: (Please state whether shares are common or preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.) 1,000 shares common, $0.01 par value.

IN WITNESS WHEREOF, we have hereunto subscribed our names, this 9th day of April, 1998.

By: /s/ William F. Miller, III, Incorporator
    ----------------------------------------
        William F. Miller, III

           Print or type Incorporators' names below their signatures.

                                  INSTRUCTIONS

1. The minimum fee for filing Articles of Incorporation for a profit corporation is $85.00. If Article Fourth indicates more than 850 shares of stock authorized, please see Section 111.16(A) of the Ohio Revised Code or contact the Secretary of State's office (614-486-3910) to determine the correct fee.

2. Articles will be returned unless accompanied by an Original Appointment of Statutory Agent. Please see Section 1701.07 of the Ohio Revised Code.

                  ACCEPTANCE OF APPOINTMENT OF STATUTORY AGENT

      The statutory agent named in the foregoing Appointment of Statutory Agent hereby acknowledges and accepts the said appointment as such statutory agent.

                                      National Registered Agents, Inc.

                                      By: /s/ Charles Baclet
                                          --------------------------------------
                                          Charles Baclet, Vice President

                       Prescribed by J. Kenneth Blackwell
                             Ohio Secretary of State
                          Central Ohio: (614) 466-3910
                   Toll Free: 1-877-SOS-FILE (1-877-767-3453)

                             STATUTORY AGENT UPDATE
                 (For Domestic or Foreign, Profit or Non-Profit)
                                Filing Fee $25.00

THE UNDERSIGNED DESIRING TO FILE A:
(CHECK ONLY ONE (1) BOX)
(1) Subsequent Appointment of Agent
[x] Corp [ ] LP (165-AGS) [ ] LLC (171-LSA)

(2) Change of Address of an Agent
[ ] Corp [ ] LP (145-AGA) [ ] LLC (144-LAD)

(3) Resignation of Agent
[ ] Corp [ ] LP (155-AGR) [ ] LLC (153-LAG)

Complete ALL of the general information in this section for the box checked above.

Name of Entity EMCARE OF OHIO, INC.

Charter or Registration No. 1000546

Name of Current Agent National Registered Agents Inc.

Complete the information in this section if box (1) is checked.

Name and Address of New Agent CSC-Lawyers Incorporating Service (Corporation Service Company)

50 West Broad Street

Street NOTE: P.O. Box Addresses are NOT acceptable.

Columbus  Franklin County   Ohio     43215
-----------------------------------------------
(City)    (County)          (State)  (Zip Code)

                            ACCEPTANCE OF APPOINTMENT

The Undersigned, CSC-Lawyers Incorporating Service (Corporation Service, named herein as the Statutory agent for, EMCARE OF OHIO, INC., hereby acknowledges and accepts the appointment of statutory agent for said entity.

                 CSC-Lawyers Incorporating Service (Corporation Service Company)

                 Signature: By: /s/ Deborah D. Skipper
                                --------------------------
                                (Statutory Agent)
                                Deborah D. Skipper
                                Asst. V. Pres.

*If the entity listed is a foreign corporation, the agent does not have to sign the Acceptance of Appointment

Complete the information in this section if box (2) is checked.

Old Address of Agent      ______________________________________________________
                          (Street) (NOTE: P.O. Box Addresses are NOT acceptable.

                                                  Ohio
                          ______________________________________________________
                          (City)                (State)               (Zip Code)

New Address of Agent       _____________________________________________________
                           (Street) NOTE: P.O. Box Addresses are NOT acceptable.

                                                  Ohio
                           _____________________________________________________
                           (City)               (State)               (Zip Code)

Complete the information in this section of box (3) is checked.

Is this agent resigning? [ ]Yes [ ]No

Current or last known address of the entity's principal office where a copy If this Resignation of Agent was sent as of the date of filing or prior to the date filed

_____________________________________________________
(Street) NOTE: P.O. Box Addresses are NOT acceptable.

_____________________________________________________
(City)                (State)              (Zip Code)

REQUIRED

Must be authenticated (signed) by an authorized representative (See
Instructions)

/s/Laura R. Dunlap                                   8/14/02
--------------------------------------               Date
Authorized Representative
LAURA R. DUNLAP, Attorney in Fact
www.state.oh.us/sos
e-mail: busserv@sos.state.oh.us

                       Prescribed by J. Kenneth Blackwell

                             Ohio Secretary of State
                          Central Ohio: (614) 466-3910
                   Toll. Free 1-877-SOS-FILE (1-877-767-3453)

                             STATUTORY AGENT UPDATE
                 (For Domestic or Foreign, Profit or Non-Profit)
                                Filing Fee $25.00

THE UNDERSIGNED DESIRING TO FILE A:
(CHECK ONLY ONE (1) BOX)

(1) Subsequent Appointment of Agent   (2) Change of Address of an Agent    (3) Resignation of Agent

       [X] Corp   [ ] LP (165-AGS)           [ ] Corp   [ ] LP (145-AGA)         [ ] Corp.   [ ] LP (155-AGR)
       [ ] LLC (171-LSA)                     [ ] LLC (144-LAD)                   [ ] LLC (153-LAG)

Complete ALL of the general information in this section for the box checked above.

Name of Entity          EMCARE OF OHIO, INC.

Charter or
Registration No.        1000546

Name of Current Agent   National Registered Agents Inc.

Complete the information in this section if box(1) is checked.

Name and Address of     CSC-Lawyers Incorporating Service (Corporation Service
New Agent               Company)
                        (Name)

                        50 West Broad Street
                        (Street)    NOTE: P.O. Box Addresses are NOT acceptable.

                        Columbus   Franklin County   Ohio      43215
                        (City)     (County)          (State)   (Zip Code)

                            ACCEPTANCE OF APPOINTMENT

The Undersigned, CSC-Lawyers Incorporating Service (Corporation Service, named herein as the Statutory agent for, EMCARE OF OHIO, INC., hereby acknowledges and accepts the appointment of statutory agent for said entity.

                                        CSC-Lawyers Incorporating Service
                                        (Corporation Service Company)


                                        Signature: By: /s/ Deborah D. Skipper
                                                       -------------------------
                                                       (Statutory Agent)
                                                       Deborah D. Skipper
                                                       Asst. V. Pres.

* If the entity listed is a foreign corporation, the agent does not have to sign the Acceptance of Appointment.

Complete the information in this section if box (2) is checked.

Old Address of Agent   _________________________________________________________
                       (Street)     NOTE: P.O. Box Addresses are NOT acceptable.

                       ______________________________      Ohio     ____________
                       (City)                            (State)     (Zip Code)

New Address of Agent   _________________________________________________________
                       (Street)     NOTE: P.O. Box Addresses are NOT acceptable.

                       ______________________________      Ohio     ____________
                       (City)                            (State)     (Zip Code)

Complete the information in this section if box (3) is checked.

Is this agent resigning?   _____ Yes _____ No

Current or last known address       ____________________________________________
of the entity's principal office    (Street) NOTE: P.O. Box Addresses are NOT
where a copy of this Resignation                   acceptable.
of Agent was sent as of the date
of filing or prior to the date      _________________   _________   ____________
filed                               (City)               (State)     (Zip Code)

         REQUIRED


Must be authenticated (signed) by an    /s/ Laura R. Dunlap              8/14/02
authorized representative               ------------------------------     Date
(See Instructions)                      Authorized Representative
                                        LAURA R. DUNLAP, Attorney in Fact


                                        2